UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) September 28, 2006

                                    CDEX INC.

               (Exact Name of Registrant as Specified in Charter)



           Nevada                   000-49845               52-2336836
--------------------------------------------------------------------------------
  (State or Other Jurisdiction    (Commission              (IRS Employer
      of Incorporation)            File Number)           Identification No.)


            1700 Rockville Pick, Suite 400, Rockville, Maryland 20852
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (301) 881-0080

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01  Entry into a Material Definitive Agreement

Effective September 28, 2006, CDEX Inc. entered into a Settlement and Patent License Agreement with Analytical Spectral Devices, Inc., a Colorado corporation ("ASD"), which settles the current litigation between them and provides for the license by CDEX of certain patents which were the subject of the litigation.

Pursuant to the Agreement, ASD grants CDEX a worldwide, non-exclusive, non-transferable (with certain exceptions) license, without the right to sublicense, under certain licensed patents, to make, have made, use, offer to sell, sell and otherwise distribute and import certain licensed products, including CDEX's Valimed System, in the area of verifying liquid pharmaceuticals. The license is subject to payment by CDEX to ASD of certain royalties under a fixed payment schedule as well as possible additional royalties for updates to the system and maintenance under certain circumstances. The agreement further provides ASD with audit rights and imposes certain bookkeeping and records requirements on CDEX.

Under the agreement, the parties are subject to a mutual standstill agreement covering litigation over certain specified patents against each other or each other's customers, manufacturers, suppliers, subsidiaries, end-users or distributors, subject to the other terms of the agreement. In this regard, the agreement also contains a waiver of claims during the standstill period, again, subject to the other terms of the agreement, as well as mutual releases and dismissal of the pending litigation between them.

The agreement has a confidentiality provision prohibiting disclosure of its material terms which is the subject of a court order.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

10.1 Settlement and Patent License Agreement, dated as of September 28, 2006, by and between the Registrant and Analytical Spectral Devices, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                   CDEX INC.

Date:   October 4, 2006                            By: /s/ James O. Griffin
                                                       -------------------------
                                                       James O. Griffin,
                                                       President and CEO